Exhibit 10.1

First Amendment
to
Third Amended and Restated Credit Agreement
among
Legacy Reserves LP,
as Borrower,
The Guarantors,

Wells Fargo Bank, National Association,
as Administrative Agent,
and
The Lenders Signatory Hereto
Dated as of April 17, 2014
Sole Lead Arranger and Sole Book Runner
Wells Fargo Securities, LLC

Syndication Agent
Compass Bank

Co-Documentation Agents
UBS Securities LLC
and
U.S. Bank National Association

First Amendment to
Third Amended and Restated Credit Agreement
This First Amendment to Third Amended and Restated Credit Agreement (this “First Amendment”) dated as of April 17, 2014, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).
C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02.

(a)    The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)    The definition of “Available Cash” is hereby amended in its entirety to read as follows:

“Available Cash” means, with respect to any fiscal month or fiscal quarter ending prior to the Termination Date:

(a)    the sum of (i) all cash and cash equivalents of the Borrower and its Subsidiaries, treated as a single consolidated entity, on hand at the end of such fiscal month or fiscal quarter; and (ii) all additional cash and cash equivalents of the Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such fiscal month or fiscal quarter resulting from working capital borrowings (including borrowings under this Agreement) made subsequent to the end of such fiscal month or fiscal quarter, less
(b)    the amount of any cash reserves established by Legacy Reserves GP, LLC as the general partner of the Borrower to (i) provide for the proper conduct of the business of the Borrower and its Subsidiaries (including reserves for future capital expenditures including drilling and acquisitions and for anticipated future credit needs of the Borrower and its Subsidiaries), (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Borrower or an Affiliate is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions with respect to any one or more of the next twelve fiscal months or any one or more of the next four fiscal quarters; provided, that disbursements made by the Borrower or its Subsidiaries or cash reserves established, increased or reduced after the end of such fiscal month or fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal month or fiscal quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such fiscal month or fiscal quarter if Legacy Reserves GP, LLC as the general partner of the Borrower so determines.
(c)    The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of April 17, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2    Amendment to Section 9.04(a)(iii). Section 9.04(a)(iii) is hereby amended by deleting the reference to “quarterly”.

Section 3.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.
3.3    The Administrative Agent shall have received a certificate of the Borrower setting forth the amended Partnership Agreement of the Borrower and certifying the same as being true and complete.

3.4    No Default shall have occurred and be continuing as of the First Amendment Effective Date.
3.5    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
4.1    Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment.
4.3    Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
4.4    No Oral Agreement.  This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.5    GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.7    Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8    Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

LENDERS:	COMPASS BANK

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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First Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Nina Guinchard
Name:	Nina Guinchard
Title:	Assistant Vice Presient

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Dixon Schulz
Name:	Dixon Schulz
Title:	Managing Director

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First Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

WEST TEXAS NATIONAL BANK

By:	/s/ Chris Whigham
Name:	Chris Whigham
Title:	Senior VP

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First Amendment to Third Amended and Restated Credit Agreement

SANTANDER BANK, N.A.

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Gilbert Torres
Name:	Gilbert Torres
Title:	Senior Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

Signature Page
First Amendment to Third Amended and Restated Credit Agreement